Exhibit 4.4

EXECUTION COPY

OFFICER’S ISSUANCE CERTIFICATE

Class A Floating Rate Asset Backed Term Notes, Series 2005-A

Class B Floating Rate Asset Backed Term Notes, Series 2005-A

Class C Floating Rate Asset Backed Term Notes, Series 2005-A

Class D Floating Rate Asset Backed Term Notes, Series 2005-A

The undersigned hereby certifies, pursuant to the Indenture dated as of June 23, 2005 (the “Indenture”), between Superior Wholesale Inventory Financing Trust XII (the “Issuer” or the “Trust”) and The Bank of New York, a New York banking corporation, as Indenture Trustee, that there has been established pursuant to and in conformity with resolutions duly adopted by the Board of Directors of Wholesale Auto Receivables Corporation, a Delaware corporation (the “Seller”), a series of Notes to be issued under and in conformity with the Indenture, which series of Notes shall have the terms specified herein. Capitalized terms used and not otherwise defined herein shall have the meanings specified in Appendix 1 hereto or, if not defined therein, then shall have the meanings set forth in Part 1 of Appendix A to the Trust Sale and Servicing Agreement, dated as of June 23, 2005, among the Issuer, the Seller and General Motors Acceptance Corporation (the “Trust Sale and Servicing Agreement”).

1.	Designation and Aggregate Principal Amount.

1.1	The designation of the series of Notes is the Floating Rate Asset Backed Term Notes, Series 2005-A (the “2005-A Term Notes”). The 2005-A Term Notes consist of the Class A Floating Rate Asset Backed Term Notes, Series 2005-A (the “2005-A Class A Term Notes”), the Class B Floating Rate Asset Backed Term Notes, Series 2005-A (the “Class B Term Notes”), the Class C Floating Rate Asset Backed Term Notes, Series 2005-A (the “Class C Term Notes”) and the Class D Floating Rate Asset Backed Term Notes, Series 2005-A (the “Class D Term Notes”), and shall be in the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 or Exhibit A-4, respectively, hereto.

1.2	The aggregate principal amount of the 2005-A Class A Term Notes which may be authenticated and delivered under the Indenture (except for 2005-A Class A Term Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other 2005-A Class A Term Notes pursuant to the Indenture) is $1,250,000,000.

1.3	The aggregate principal amount of the Class B Term Notes which may be authenticated and delivered under the Indenture (except for Class B Term Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Class B Term Notes pursuant to the Indenture) is $127,583,000.

1.4	The aggregate principal amount of the Class C Term Notes which may be authenticated and delivered under the Indenture (except for Class C Term Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Class C Term Notes pursuant to the Indenture) is $53,160,000.

1.5	The aggregate principal amount of the Class D Term Notes which may be authenticated and delivered under the Indenture (except for Class D Term Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Class D Term Notes pursuant to the Indenture) is $53,160,000.

1.6	The 2005-A Term Notes shall be issued on the “2005-A Term Notes Closing Date.”

2.	Denomination, Form, Book Entry Registration and Transfer Restrictions.

2.1	Denominations. The 2005-A Offered Notes will be issued and authorized in minimum denominations of $1,000 and in integral multiples in excess thereof. The Class D Term Notes (other than those initially issued to the Seller) will be issued and authorized in minimum denominations of $750,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a “publicly-traded partnership” under Section 7704 of the Code, but in no event less than $500,000).

2.2	2005-A Offered Notes. The 2005-A Offered Notes shall initially be issued in book-entry form pursuant to Section 2.10 of the Indenture and subject to the terms of the Note Depository Agreement attached hereto as Exhibit B. The 2005-A Offered Notes will not be Unregistered Notes under Section 2.15 of the Indenture.

2.3	Class D Term Notes. The Class D Term Notes shall initially be issued as Definitive Term Notes and not in book-entry form pursuant to Section 2.10 of the Indenture and shall not be subject to the terms of the Note Depository Agreement attached hereto as Exhibit B. The Class D Term Notes will be Unregistered Notes under Section 2.15 of the Indenture. Such Definitive Term Notes shall become void in their entirety unless presented for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a Note becomes void in its entirety, no claim may be made in respect thereof. In this Section 2.3, the “relevant date” is the date on which a payment first becomes due or (if the full amount of the moneys payable has not been duly received by the Indenture Trustee on or prior to such date) the date on which the full amount of such moneys having been so received, notice to that effect is duly given to the Holders of the Class D Term Notes.

2.4	Clearing Agency. The initial Clearing Agency for the 2005-A Offered Notes shall be DTC.

2.5	Definitive Term Notes.

2.5.1	No Note Owner shall receive a Definitive Term Note representing such Note Owner’s interest in a 2005-A Offered Note, except as provided in Section 2.3 and Section 2.12 of the Indenture. Unless and until Definitive Term Notes with respect to such 2005-A Offered Notes have been issued to such Note Owner pursuant to Section 2.12 of the Indenture, with respect to such 2005-A Term Notes:

(a)	the provisions of this Section 2.5 shall be in full force and effect;

(b)	the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of the Indenture (including this Officer’s Issuance Certificate), including the payment of principal of and interest on the 2005-A Term Notes and the giving of instructions or directions hereunder), as the sole Holder of the 2005-A Term Notes and shall have no obligation to any Note Owner;

(c)	to the extent that the provisions of this Section 2.5 conflict with any other part of the Indenture, the provisions of this Section 2.5 shall control;

(d)	the rights of such Note Owner shall be exercised only through a Clearing Agency or a Clearing Agency Participant and unless and until Definitive Term Notes are issued for the 2005-A Term Notes pursuant to Section 2.12 of the Indenture, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on such 2005-A Term Notes to such Clearing Agency Participants; and

(e)	whenever the Indenture (including this Officer’s Issuance Certificate) requires or permits actions to be taken based upon instructions or directions of Holders of Notes or 2005-A Term Notes evidencing a specified percentage of the Outstanding Amount of the Notes or the 2005-A Term Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (1) received written instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the 2005-A Term Notes and (2) delivered such instructions to the Indenture Trustee.

2.5.2	In the event that Definitive Term Notes are issued to the Holders of the 2005-A Term Notes, such Definitive Term Notes shall become void in their entirety unless presented for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a Note becomes void in its entirety, no claim may be made in respect thereof. In this Section 2.5.2, the “relevant date” is the date on which a payment first becomes due or (if the full amount of the moneys payable has not been duly received by the Indenture Trustee on or prior to such date) the date on which the full amount of such moneys having been so received, notice to that effect is duly given to the Holders of the 2005-A Offered Notes.

2.6	Authentication Agent; Note Registrar.

2.6.1	The initial Authentication Agent for the 2005-A Term Notes will be the Indenture Trustee.

2.6.2	The initial Note Registrar for the 2005-A Term Notes will be the Indenture Trustee.

2.7	Transfer Restrictions

2.7.1	The Class D Term Notes (or interests therein) may not be acquired by or for the account of a Benefit Plan. By accepting and holding a Class D Term Note (or interest therein), the Holder thereof and any related Certificate Owner shall each be deemed to have represented and warranted that it is not and is not acquiring the Note for the account of a Benefit Plan. The Class D Term Notes are also subject to the minimum denomination specified in Section 2.1.

2.7.2	The Class D Term Notes will not be registered under the Securities Act or the securities or blue sky laws of any other jurisdiction. Consequently, the Class D Term Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified herein. No sale, pledge or other transfer of the Class D Term Notes (or interest therein) may be made by any Person unless either (i) such sale, pledge or other transfer is made to the Seller, (ii) so long as the Class D Term Notes are eligible for resale pursuant to Rule 144A under the Securities Act, such sale, pledge or other transfer is made to a person whom the transferor reasonably believes after due inquiry is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Qualified Institutional Buyers) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act, or (iii) such sale, pledge or other transfer is otherwise made in a transaction exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Seller in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Seller, and (B) the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Seller or the Owner Trustee) satisfactory to the Seller and the Owner Trustee to the effect that such transfer will not violate the Securities Act. No sale, pledge or other transfer may be made to any one person for Class D Term Notes with a face amount of less than $750,000 (or such other amount as the Seller may determine in order to prevent the Trust from being treated as a “publicly traded partnership” under Section 7704 of the Code, but in no event less than $500,000) and, in the case of any Person acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), for Class D Term Notes with a face amount of less than such amount for each such third party. Any attempted transfer in contravention of the immediately preceding restriction will be void ab initio and the purported transferor will continue to be treated as the owner of the Class D Term Notes for all purposes. Neither the Seller nor the Owner Trustee shall be obligated to register the Class D Term Notes under the Securities Act, qualify the Class D Term Notes under the securities laws of any state or provide registration rights to any purchaser or holder thereof. Transfer of a Class D Note may only be made to a Person who is a United States Person (within the meaning of Section 7701(a)(30) of the Internal Revenue Code). Any person other than the Seller acquiring a Class D Term Note or an interest therein shall be deemed to have made the representations set forth in Section 2.14 of the Indenture.

3.	Specified Support Arrangements.

With respect to the 2005-A Class A Term Notes, the Specified Support Arrangements consist of the 2005-A Class A Term Note Cash Accumulation Reserve Fund. With respect to the Class B Term Notes, the Specified Support Arrangements consist of the Class B Term Note Cash Accumulation Reserve Fund. With respect to the Class C Term Notes, the Specified Support Arrangements consist of the Class C Term Note Cash Accumulation Reserve Fund. With respect to the Class D Term Notes, the Specified Support Arrangements consist of the Class D Term Note Cash Accumulation Reserve Fund.

4.	Allocation and Payment of Interest.

4.1	Payment of Interest.

4.1.1	Interest on the outstanding principal balance of the 2005-A Class A Term Notes, Class B Term Notes, Class C Term Notes and Class D Term Notes will be payable in arrears by the Trust. Interest will accrue from and including the 2005-A Term Notes Closing Date, or from and including the most recent Monthly Distribution Date, to but excluding the current Monthly Distribution Date. Interest accrued as of any Monthly Distribution Date, but not paid on such Monthly Distribution Date, will be due on the next Monthly Distribution Date.

4.1.2	Interest on the 2005-A Class A Term Notes will accrue at a rate equal to One-Month LIBOR plus 0.18% per annum and will be payable on each Monthly Distribution Date, and will be calculated on the basis of the Actual/360 Day Count.

4.1.3	Interest on the Class B Term Notes will accrue at a rate equal to One-Month LIBOR plus 0.48% per annum and will be payable on each Monthly Distribution Date, and will be calculated on the basis of the Actual/360 Day Count.

4.1.4	Interest on the Class C Term Notes will accrue at a rate equal to One-Month LIBOR plus 1.20% per annum and will be payable on each Monthly Distribution Date, and will be calculated on the basis of the Actual/360 Day Count.

4.1.5	Interest on the Class D Term Notes will accrue at a rate equal to One-Month LIBOR plus 3.00% per annum and will be payable on each Monthly Distribution Date, and will be calculated on the basis of the Actual/360 Day Count.

4.1.6	Notwithstanding the foregoing Sections 4.1.1 through 4.1.5, interest will be payable from, and only to the extent of, amounts paid by the Trust to the 2005-A Term Note Distribution Account with respect to such class of 2005-A Term Notes pursuant to Section 4.2(b) of this Officer’s Issuance Certificate and Clause 3 of Section 4.5(c)(i) of the Trust Sale and Servicing Agreement.

4.2	Application of the 2005-A Class A Term Notes Monthly Available Amount.

(a)	Pursuant to Section 4.5(c)(i) of the Trust Sale and Servicing Agreement, on each Monthly Distribution Date the following funds (collectively, the “2005-A Class A Term Notes Monthly Available Amount”) will be withdrawn by the Indenture Trustee, based upon the Servicer’s Accounting for such Monthly Distribution Date, from the account in which such funds are held, for application pursuant to Section 4.2(b) of this Officer’s Issuance Certificate:

(1)	the Trust Interest Allocation of the 2005-A Class A Term Notes;

(2)	all 2005-A Class A Term Notes Distribution Principal Subaccount Earnings;

(3)	all 2005-A Class A Term Note Cash Accumulation Account Earnings; and

(4)	if a Cash Accumulation Period has commenced and is continuing for the 2005-A Class A Term Notes and if the amounts specified in the foregoing subclauses (1) through (3) are less than the 2005-A Class A Term Notes Noteholders’ Interest for such Monthly Distribution Date, then the lowest of the following amounts:

(x)	the 2005-A Class A Term Note Cash Accumulation Reserve Fund Release Amount; and

(y)	the amount of funds on deposit in the 2005-A Class A Term Note Cash Accumulation Reserve Fund.

(b)	The Indenture Trustee, based upon the Servicer’s Accounting for such Monthly Distribution Date, will apply the 2005-A Class A Term Notes Monthly Available Amount on such Monthly Distribution Date as follows:

(1)	the lesser of

(x)	the 2005-A Class A Term Notes Monthly Available Amount; and

(y)	an amount equal to the 2005-A Class A Term Notes Noteholders’ Interest for the related Monthly Distribution Date shall be transferred to the 2005-A Term Notes Distribution Account for payment of interest on the 2005-A Class A Term Notes.

Any shortfall of the 2005-A Class A Term Notes Monthly Available Amount below the 2005-A Class A Term Notes Noteholders’ Interest for such Monthly Distribution Date shall constitute a “Series Shortfall” for the 2005-A Class A Term Notes. Any excess of the 2005-A Class A Term Notes Monthly Available Amount for a Monthly Distribution Date over the 2005-A Class A Term Notes Noteholders’ Interest for such Monthly Distribution Date will constitute a “Remaining Interest Amount”.

5.	Allocations and Payments in Respect of Principal.

5.1	General.

5.1.1	During the Revolving Period, until the commencement of either the Payment Period for the 2005-A Term Notes or a Rapid Amortization Period for the 2005-A Term Notes which is not an Early Amortization Period for the Trust, no payments of principal on the 2005-A Term Notes shall be required or made and Available Trust Principal shall not be set aside for such purpose.

5.1.2	For the 2005-A Term Notes, there shall be no Required Payments or Servicer Liquidity Advances as contemplated by Section 4.5(e) of the Trust Sale and Servicing Agreement, and the term “Priority Payment Amount” shall have no effect.

5.1.3	For purposes of Section 6.2(b)(iv) of the Trust Sale and Servicing Agreement, the period of time which begins upon the commencement of a Payment Period, Cash Accumulation Period or Rapid Amortization Period for the 2005-A Term Notes and which ends upon the occurrence of the Fully Funded Date with respect to the 2005-A Term Notes shall constitute a “Daily Remittance Period.”

5.1.4	During any period in which funds are being set aside or paid out in respect of the outstanding principal balance of the 2005-A Term Notes, no amount shall be set aside or paid to the extent that it would cause the total amount so set aside or paid with respect to any class of the 2005-A Term Notes to exceed the outstanding principal balance of such class of 2005-A Term Notes.

5.2	Deposits of Principal Collections.

5.2.1

During Payment Period. On each day during the Payment Period until the Fully Funded Date for the 2005-A Class A Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the 2005-A Term Notes Distribution Principal Subaccount for the 2005-A Class A Term Notes, the Principal Allocation Percentage of Available Trust Principal allocated to the 2005-A Class A Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class A Term Notes and the fully funded date for each outstanding series of Revolving Notes, on each day during the Payment Period until the Fully Funded Date for the Class B Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the 2005-A Term Notes Distribution Principal Subaccount for the Class B Term Notes, all Available Trust Principal allocated to the Class B Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class B Term Notes, on each day during the Payment Period until the Fully Funded Date for the Class C Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the 2005-A Term Notes Distribution Principal Subaccount for the Class C Term Notes, all Available Trust Principal allocated to the Class C Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class C Term Notes, on each day during the Payment Period until the Fully Funded Date for the Class D Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the 2005-A Term Notes Distribution Principal Subaccount for the Class D Term Notes, all Available Trust Principal allocated to the Class D Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement.

5.2.2	During Cash Accumulation Period. On each day during a Cash Accumulation Period until the Fully Funded Date for the 2005-A Class A Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the 2005-A Class A Term Note Cash Accumulation Account the Principal Allocation Percentage of Available Trust Principal allocated to the 2005-A Class A Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement until the amount on deposit in the 2005-A Class A Term Note Cash Accumulation Account equals the outstanding principal balance of the 2005-A Class A Term Notes. After the Fully Funded Date for the Class A Term Notes and the fully funded date for each outstanding series of Revolving Notes, on each day during a Cash Accumulation Period until the Fully Funded Date for the Class B Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the Class B Term Note Cash Accumulation Account all Available Trust Principal allocated to the Class B Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement until the amount on deposit in the Class B Term Note Cash Accumulation Account equals the outstanding principal balance of the Class B Term Notes. After the Fully Funded Date for the Class B Term Notes, on each day during a Cash Accumulation Period until the Fully Funded Date for the Class C Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the Class C Term Note Cash Accumulation Account all Available Trust Principal allocated to the Class C Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement until the amount on deposit in the Class C Term Note Cash Accumulation Account equals the outstanding principal balance of the Class C Term Notes. After the Fully Funded Date for the Class C Term Notes, on each day during a Cash Accumulation Period until the Fully Funded Date for the Class D Term Notes occurs, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account and deposit in the Class D Term Note Cash Accumulation Account all Available Trust Principal allocated to the Class D Term Notes on such day pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement until the amount on deposit in the Class D Term Note Cash Accumulation Account equals the outstanding principal balance of the Class D Term Notes. The Trust will use amounts in the 2005-A Class A Term Note Cash Accumulation Account, Class B Term Note Cash Accumulation Account, Class C Term Note Cash Accumulation Account and Class D Term Note Cash Accumulation Account only to make payments as provided in this Officer’s Issuance Certificate.

5.2.3	During Rapid Amortization Period. During a Rapid Amortization Period, the following will occur:

(a)	Immediately upon the commencement of a Rapid Amortization Period, the Indenture Trustee shall withdraw any amounts held in the 2005-A Class A Term Note Cash Accumulation Account, Class B Term Note Cash Accumulation Account, Class C Term Note Cash Accumulation Account or Class D Term Note Cash Accumulation Account or the 2005-A Term Notes Distribution Principal Subaccount for a class of 2005-A Term Notes (other than Investment Proceeds thereon) and deposit such amounts into the 2005-A Term Notes Distribution Account for distribution to such class of 2005-A Term Notes; and

(b)	On each day, the Servicer shall instruct the Indenture Trustee to withdraw from the Collection Account and deposit into the 2005-A Term Notes Distribution Account for the 2005-A Class A Term Notes the Principal Allocation Percentage of Available Trust Principal allocated to the 2005-A Class A Term Notes pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class A Term Notes and fully funded date for each outstanding series of Revolving Notes, on each day the Servicer shall instruct the Indenture Trustee to withdraw from the Collection Account and deposit into the 2005-A Term Notes Distribution Account for the Class B Term Notes all Available Trust Principal allocated to the Class B Term Notes pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class B Term Notes, on each day the Servicer shall instruct the Indenture Trustee to withdraw from the Collection Account and deposit into the 2005-A Term Notes Distribution Account for the Class C Term Notes all Available Trust Principal allocated to the Class C Term Notes pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement. After the Fully Funded Date for the Class C Term Notes, on each day the Servicer shall instruct the Indenture Trustee to withdraw from the Collection Account and deposit into the 2005-A Term Notes Distribution Account for the Class D Term Notes all Available Trust Principal allocated to the Class D Term Notes pursuant to the applicable clause of Section 4.5(d) of the Trust Sale and Servicing Agreement.

The amount of funds deposited into the 2005-A Term Notes Distribution Account pursuant to the preceding clause (b) during a Collection Period or on the related Monthly Distribution Date occurring during a Rapid Amortization Period shall constitute the “Available Principal Funds” with respect to such Monthly Distribution Date.

5.3	Distributions in Respect of Principal.

5.3.1	2005-A Term Note Targeted Final Payment Date. On the 2005-A Term Note Targeted Final Payment Date, unless a Rapid Amortization Period for the 2005-A Term Notes has earlier commenced, the Indenture Trustee shall withdraw from the 2005-A Term Notes Distribution Principal Subaccount (or, if a Cash Accumulation Period is then in effect, from the 2005-A Class A Term Note Cash Accumulation Account, the Class B Term Note Cash Accumulation Account, the Class C Term Note Cash Accumulation Account or the Class D Term Note Cash Accumulation Account, as applicable, for such class) and pay to the Holders of each class of the 2005-A Term Notes the lesser of:

(a)	the outstanding principal balance of such class of 2005-A Term Notes and

(b)	the amount of funds available in the 2005-A Term Notes Distribution Principal Subaccount for such class (or, if a Cash Accumulation Period is then in effect, the 2005-A Class A Term Note Cash Accumulation Account, the Class B Term Note Cash Accumulation Account, the Class C Term Note Cash Accumulation Account or the Class D Term Note Cash Accumulation Account, as applicable, for such class) on such Monthly Distribution Date.

5.3.2	Following the 2005-A Term Note Targeted Final Payment Date. If the amount paid to the Holders of a class of the 2005-A Term Notes on the 2005-A Term Note Targeted Final Payment Date was less than the outstanding principal balance of such class of 2005-A Term Notes on the 2005-A Term Note Targeted Final Payment Date and if a Rapid Amortization Period is not then in effect, then on each Monthly Distribution Date thereafter, the Servicer shall instruct the Indenture Trustee to withdraw from the 2005-A Term Notes Distribution Principal Subaccount for payment to the Holders of the 2005-A Term Notes the amount of the Available Trust Principal allocated to the applicable class of 2005-A Term Notes and deposited in the 2005-A Term Notes Distribution Principal Subaccount for such class of 2005-A Term Notes pursuant to Section 5.2.1.

5.3.3	During Rapid Amortization Period. On each Monthly Distribution Date related to a Rapid Amortization Payment Date, the Indenture Trustee (based on the Servicer’s Accounting for such Monthly Distribution Date) shall apply the lesser of the Available Principal Funds allocated to such class of 2005-A Term Notes for such Monthly Distribution Date and the outstanding principal balance of such class of 2005-A Term Notes on the last day of the related Collection Period to the 2005-A Term Notes Distribution Account for such class of 2005-A Notes on such Monthly Distribution Date.

6.	Payment Period, Rapid Amortization Period and Cash Accumulation Period.

6.1	Payment Period.

6.1.1	Unless a Cash Accumulation Period or a Rapid Amortization Period for the 2005-A Term Notes has commenced and is continuing, the Payment Period for the 2005-A

Term Notes will commence upon a date that is no earlier than January 1, 2008 and no later than May 1, 2008 (the “Latest Commencement Date”). On the Determination Date in December 2007 and on each Determination Date thereafter before the commencement of the Payment Period, the Servicer will determine the date, if any, on which the Payment Period shall commence prior to the Latest Commencement Date, by calculating the Required Payment Period Length. The Payment Period will commence with the first day of the Collection Period which follows the first Determination Date on which the Required Payment Period Length is equal to or greater than the number of full Collection Periods remaining between such Determination Date and the 2005-A Term Note Targeted Final Payment Date.

The “Required Payment Period Length” as of a Determination Date, is calculated as follows (rounded up in all cases to the nearest whole integer):

Required Payment Period Length	=	Outstanding Balance
Recent Minimum Daily Trust Balance x Minimum Monthly Payment Rate

where, for purposes of this equation only:

“Outstanding Balance” is the outstanding principal balance of all 2005-A Term Notes and the outstanding principal balance of all other Notes and the Certificate Balance of all 2005-A Certificates with scheduled Payment Periods during the Payment Period for the 2005-A Term Notes;

“Recent Minimum Daily Trust Balance” is the minimum expected Daily Trust Balance during the period between such Determination Date and May 31, 2008 as determined by the Servicer; and

“Minimum Monthly Payment Rate” is the lowest Monthly Payment Rate during the twelve Collection Periods preceding such Determination Date.

6.1.2	The Payment Period for the 2005-A Term Notes will terminate upon the earliest of (1) the occurrence of a Cash Accumulation Event, (2) the occurrence of the Fully Funded Date for all of the 2005-A Term Notes, and (3) the occurrence of a Rapid Amortization Event.

6.1.3	If the Payment Period for the 2005-A Term Notes shall be terminated upon the occurrence of an Early Amortization Event described in clauses (i) or (k) of Section 9.1 of the Trust Sale and Servicing Agreement and no other Early Amortization Event has occurred, such Payment Period shall be recommenced if the Seller elects to recommence the Revolving Period as described in Section 9.5(a) of the Trust Sale and Servicing Agreement. If the Payment Period for the 2005-A Term Notes shall be terminated upon the commencement of the Wind Down Period prior to the Final Revolving Period Termination Date, such Payment Period shall be recommenced, if the Seller elects to recommence the Revolving Period as described in Section 9.5(b) of the Trust Sale and Servicing Agreement.

6.2	Rapid Amortization Period.

6.2.1	“Rapid Amortization Period” for the 2005-A Term Notes will commence upon the occurrence of a Rapid Amortization Event and will end upon the earliest to occur of (i) the date on which the 2005-A Term Notes are paid in full and (ii) the Trust Termination Date.

6.2.2	“Rapid Amortization Event” for the 2005-A Term Notes means any of the following events:

(a)	the occurrence of any of the Early Amortization Events set forth in Sections 9.1(a), (b) and (c) of the Trust Sale and Servicing Agreement,

(b)	either the Trust or the Seller becomes required to register as an “investment company” within the meaning of the Investment Company Act,

(c)	on any Monthly Distribution Date, the balance in the 2005-A Class A Term Note Cash Accumulation Reserve Fund is less than $1,229,167 (after giving effect to all withdrawals and additions on such Monthly Distribution Date),

(d)	on any Monthly Distribution Date, the balance in the Class B Term Note Cash Accumulation Reserve Fund is less than $157,352 (after giving effect to all withdrawals and additions on such Monthly Distribution Date),

(e)	on any Monthly Distribution Date, the balance in the Class C Term Note Cash Accumulation Reserve Fund is less than $97,460 (after giving effect to all withdrawals and additions on such Monthly Distribution Date),

(f)	on any Monthly Distribution Date, the balance in the Class D Term Note Cash Accumulation Reserve Fund is less than $177,200 (after giving effect to all withdrawals and additions on such Monthly Distribution Date), and

(g)	any other event defined as a Rapid Amortization Event for any other series of Term Notes of the Trust.

6.3	Cash Accumulation Period.

6.3.1	A “Cash Accumulation Period” for the 2005-A Term Notes will commence upon the occurrence of a Cash Accumulation Event and will terminate on the earliest to occur of:

(a)	the date on which the 2005-A Term Notes are paid in full,

(b)	the occurrence of a Rapid Amortization Event for the 2005-A Term Notes,

(c)	the Trust Termination Date, and

(d)	the date on which, pursuant to Section 9.5(a) of the Trust Sale and Servicing Agreement, the Revolving Period recommences.

6.3.2	“Cash Accumulation Event” for the 2005-A Term Notes means any of the following events:

(a)	any of the Early Amortization Events that is not also a Rapid Amortization Event, and

(b)	the commencement of the Wind Down Period.

6.3.3	If a Cash Accumulation Period commences as a result of the occurrence of an Early Amortization Event described in clauses (i) or (k) of Section 9.1 of the Trust Sale and Servicing Agreement and no other Early Amortization Event has occurred, such Cash Accumulation Period may be terminated, and the Revolving Period may be recommenced, if the Seller elects to recommence the Revolving Period as described in Section 9.5(a) of the Trust Sale and Servicing Agreement.

7.	No Optional or Mandatory Purchase or Redemption.

The 2005-A Term Notes are not subject to optional or mandatory purchase or redemption by the Issuer, and the terms “Redemption Price” and “Redemption Date” shall have no application to the 2005-A Term Notes.

8.	2005-A Term Note Cash Accumulation Reserve Funds.

8.1	The Seller, for the benefit of the holders of the 2005-A Class A Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “2005-A Class A Term Note Cash Accumulation Reserve Fund”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the 2005-A Class A Term Notes. The 2005-A Class A Term Note Cash Accumulation Reserve Fund shall be a Designated Account.

8.2	The Seller, for the benefit of the Holders of the Class B Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class B Term Note Cash Accumulation Reserve Fund”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class B Term Notes. The Class B Term Note Cash Accumulation Reserve Fund shall be a Designated Account.

8.3	The Seller, for the benefit of the Holders of the Class C Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class C Term Note Cash Accumulation Reserve Fund”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class C Term Notes. The Class C Term Note Cash Accumulation Reserve Fund shall be a Designated Account.

8.4	The Seller, for the benefit of the Holders of the Class D Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class D Term Note Cash Accumulation Reserve Fund”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class D Term Notes. The Class D Term Note Cash Accumulation Reserve Fund shall be a Designated Account.

8.5	On the 2005-A Term Notes Closing Date, the Seller shall deposit the 2005-A Class A Term Note Cash Accumulation Reserve Fund Initial Deposit into the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund Initial Deposit into the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund Initial Deposit into the Class C Term Note Cash Accumulation Reserve Fund and the Class D Term Note Cash Accumulation Reserve Fund Initial Deposit into the Class D Term Note Cash Accumulation Reserve Fund. The Seller, in its sole discretion, may at any time make additional deposits into the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund or the Class D Term Note Cash Accumulation Reserve Fund. Upon the occurrence of a Rapid Amortization Event or the 2005-A Term Note Targeted Final Payment Date, amounts remaining in each of the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund and the Class D Term Note Cash Accumulation Fund shall be transferred to the Reserve Fund.

8.6	Investment Proceeds of the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund and the Class D Term Note Cash Accumulation Reserve Fund shall not constitute Shared Investment Proceeds.

8.7	On each Monthly Distribution Date, if (a) the funds in the 2005-A Class A Term Note Cash Accumulation Reserve Fund after giving effect to all other distributions or allocations on that Monthly Distribution Date exceed the 2005-A Class A Term Note Cash Accumulation Reserve Fund Required Amount, (b) the funds in the Class B Term Note Cash Accumulation Reserve Fund after giving effect to all other distributions or allocations on that Monthly Distribution Date exceed the Class B Term Note Cash Accumulation Reserve Fund Required Amount, (c) the funds in the Class C Term Note Cash Accumulation Reserve Fund after giving effect to all other distributions or allocations on that Monthly Distribution Date exceed the Class C Term Note Cash Accumulation Reserve Fund Required Amount, or (d) the funds in the Class D Term Note Cash Accumulation Reserve Fund after giving effect to all other distributions or allocations on that Monthly Distribution Date exceed the Class D Term Note Cash Accumulation Reserve Fund Required Amount, then such excess, in each case, shall be distributed first to the Servicer to reimburse any Servicer Advances and second to the Seller.

9.	2005-A Term Note Cash Accumulation Accounts.

9.1	The Servicer, for the benefit of the Holders of the 2005-A Class A Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “2005-A Class A Term Note Cash Accumulation Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the 2005-A Class A Term Notes. The 2005-A Class A Term Note Cash Accumulation Account shall be a Designated Account.

9.2	The Servicer, for the benefit of the Holders of the Class B Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class B Term Note Cash Accumulation Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class B Term Notes. The Class B Term Note Cash Accumulation Account shall be a Designated Account.

9.3	The Servicer, for the benefit of the Holders of the Class C Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class C Term Note Cash Accumulation Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class C Term Notes. The Class C Term Note Cash Accumulation Account shall be a Designated Account.

9.4	The Servicer, for the benefit of the Holders of the Class D Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Class D Term Note Cash Accumulation Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders of the Class D Term Notes. The Class D Term Note Cash Accumulation Account shall be a Designated Account.

9.5	2005-A Class A Term Note Cash Accumulation Account Earnings, Class B Term Note Cash Accumulation Account Earnings, Class C Term Note Cash Accumulation Account Earnings and Class D Term Note Cash Accumulation Account Earnings shall not constitute Shared Investment Proceeds.

10.	2005-A Term Notes Distribution Account.

10.1	The Servicer, for the benefit of the holders of the 2005-A Term Notes, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “2005-A Term Notes Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the holders of the 2005-A Term Notes. The 2005-A Term Notes Distribution Account shall be a Designated Account.

10.2	Upon the commencement of the Payment Period for the 2005-A Term Notes, the Servicer shall instruct the Indenture Trustee to establish a subaccount of the 2005-A Term Notes Distribution Account, which subaccount shall be known as the “2005-A Term Notes Distribution Principal Subaccount”.

10.3	Investment Proceeds from the 2005-A Term Notes Distribution Account and the 2005-A Term Notes Distribution Principal Subaccount shall not constitute Shared Investment Proceeds.

11.	Pledge of the 2005-A Term Notes Account Property.

In order to provide for timely payments in accordance with Section 4.5 of the Trust Sale and Servicing Agreement and the terms of the 2005-A Term Notes, to assure the availability for the benefit of the 2005-A Term Noteholders, of the amounts maintained in the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund, the Class D Term Note Cash Accumulation Reserve Fund, the 2005-A Class A Term Note Cash Accumulation Account, the Class B Term Note Cash Accumulation Account, the Class C Term Note Cash Accumulation Account, the Class D Term Note Cash Accumulation Account and the 2005-A Term Notes Distribution Account, and as security for the performance by the Seller of its obligations hereunder, the Seller on behalf of itself and its successors and assigns (with respect to the property described in clauses (a) and (b) below), and the Trust (with respect to the property described in clauses (c) and (d) below), each hereby pledges to the Indenture Trustee and its successors and assigns, all its right, title and interest in and to:

(a)	the 2005-A Class A Term Note Cash Accumulation Reserve Fund, the Class B Term Note Cash Accumulation Reserve Fund, the Class C Term Note Cash Accumulation Reserve Fund and the Class D Term Note Cash Accumulation Reserve Fund, the Cash Accumulation Reserve Funds (or other Specified Support Arrangements) for any other Series of Class A Term Notes and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in such accounts (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise),

(b)	the 2005-A Class A Term Note Cash Accumulation Reserve Fund Initial Deposit, the Class B Term Note Cash Accumulation Reserve Fund Initial Deposit, the Class C Term Note Cash Accumulation Reserve Fund Initial Deposit, the Class D Term Note Cash Accumulation Reserve Fund Initial Deposit and all proceeds thereof,

(c)	the 2005-A Class A Term Note Cash Accumulation Account, the Class B Term Note Cash Accumulation Account, the Class C Term Note Cash Accumulation Account, the Class D Term Note Cash Accumulation Account and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in such accounts (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and

(d)	the 2005-A Term Notes Distribution Account and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in the 2005-A Term Notes Distribution Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise),

(collectively, the “2005-A Term Notes Account Property”), to have and to hold all the aforesaid property, rights and privileges unto the Indenture Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Officer’s Issuance Certificate and in Section 4.6 of the Trust Sale and Servicing Agreement. The Indenture Trustee shall hold and distribute the 2005-A Term Notes Account Property in accordance with the terms and provisions of the Trust Sale and Servicing Agreement. By its authentication of the 2005-A Term Notes, the Indenture Trustee acknowledges and accepts such trusts as are specified herein with respect to the 2005-A Term Notes Account Property.

* * * *

The undersigned has read or has caused to be read the Indenture, including the provisions of Section 2.1 and the definitions relating thereto, and the resolutions adopted by the Board of Directors referred to above. Based on such examination, the undersigned has, in the undersigned’s opinion, made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether all conditions precedent set forth in the Indenture and the other Basic Documents relating to the establishment of the form and terms of a series of Notes under the Indenture have been complied with. In the opinion of the undersigned, all such conditions precedent have been complied with in respect of the 2005-A Term Notes.

* * * *

IN WITNESS WHEREOF, the undersigned has hereunto executed this Officer’s Issuance Certificate as of June 23, 2005.

WHOLESALE AUTO RECEIVABLES CORPORATION

By:	/s/ C. J. Vannatter
Name:	C. J. Vannatter
Title:	Vice President

APPENDIX 1

to

OFFICER’S ISSUANCE CERTIFICATE

FOR THE 2005-A TERM NOTES

Definitions.

1.	Reference to General Rule.

Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Indenture and in Appendix A to the Trust Sale and Servicing Agreement dated as of June 23, 2005 among General Motors Acceptance Corporation, as Servicer, Wholesale Auto Receivables Corporation, as Seller, and Superior Wholesale Inventory Financing Trust XII, as Issuer. All references herein to “the Officer’s Issuance Certificate” are to the Officer’s Issuance Certificate with respect to the 2005-A Term Notes, dated June 23, 2005.

2.	Definitions Specific to the 2005-A Term Notes.

The following terms are defined with respect to the 2005-A Term Notes only, are not defined in Appendix A to the Trust Sale and Servicing Agreement and, when used in the Basic Documents, shall have the defined meanings set forth below:

2005-A Class A Term Note Cash Accumulation Reserve Fund Initial Deposit: $11,534,031.

2005-A Class A Term Notes Interest Rate: The interest rate specified in Section 4.1.2 of the Officer’s Issuance Certificate.

2005-A Class A Term Notes Monthly Available Amount: The funds collectively described as such in Section 4.2(a) of the Officer’s Issuance Certificate.

2005-A Class A Term Notes Noteholders’ Interest: For any Monthly Distribution Date, the sum of:

(a) the product of (1) the outstanding principal balance (without reduction for unreimbursed Trust Charge-Offs and Reallocated Principal Amounts) of the 2005-A Class A Term Notes on the last day of the related Collection Period (or, if there is no prior Monthly Distribution Date, the outstanding principal balance on the 2005-A Term Notes Closing Date), (2) the 2005-A Class A Term Note Interest Rate for such Monthly Distribution Date, and (3) the Actual/360 Day Count, (or, in the case of the Initial Monthly Distribution Date, two LIBOR Business Days prior to the Initial Closing Date for the period from the Initial Closing Date to but excluding August 15, 2005 plus the Interpolated LIBOR Increment); and

(b) the excess of the 2005-A Class A Term Notes Noteholders’ Interest with respect to the 2005-A Class A Term Notes for the preceding Monthly Distribution Date over the amount that was actually deposited in the 2005-A Term Notes Distribution Account on the preceding Monthly Distribution Date for the payment of interest on the 2005-A Class A Term Notes.

2005-A Term Notes Closing Date: June 23, 2005.

2005-A Term Notes Distribution Account: The account established as provided in Section 10.1 of the Officer’s Issuance Certificate.

2005-A Term Notes Distribution Principal Subaccount: The subaccount of the 2005-A Term Notes Distribution Account established in Section 10.2 of the Officer’s Issuance Certificate.

2005-A Term Notes Distribution Principal Subaccount Earnings: For a Monthly Distribution Date, any Investment Proceeds in respect of funds in the 2005-A Term Notes Distribution Principal Subaccount during the related Collection Period.

Available Principal Funds: Has the meaning set forth in Section 5.2.3 of the Officer’s Issuance Certificate.

Class B Term Note Cash Accumulation Reserve Fund Initial Deposit: $2,243,670.

Class B Term Notes Interest Rate: The interest rate specified in Section 4.1.3 of the Officer’s Issuance Certificate.

Class B Term Notes Noteholders’ Interest: For any Monthly Distribution Date, the sum of:

(a) the product of (1) the outstanding principal balance (without reduction for unreimbursed Trust Charge-Offs and Reallocated Principal Amounts) of the Class B Term Notes on the last day of the related Collection Period (or, if there is no prior Monthly Distribution Date, the outstanding principal balance on the 2005-A Term Notes Closing Date), (2) the Class B Term Note Interest Rate for such Monthly Distribution Date, and (3) the Actual/360 Day Count; and

(b) the excess of the Class B Term Notes Noteholders’ Interest with respect to the Class B Term Notes for the preceding Monthly Distribution Date over the amount that was actually deposited in the 2005-A Term Notes Distribution Account on the preceding Monthly Distribution Date for the payment of interest on the Class B Term Notes.

Class C Term Note Cash Accumulation Reserve Fund Initial Deposit: $2,001,312.

Class C Term Notes Interest Rate: The interest rate specified in Section 4.1.4 of the Officer’s Issuance Certificate.

Class C Term Notes Noteholders’ Interest: For any Monthly Distribution Date, the sum of:

(a) the product of (1) the outstanding principal balance (without reduction for unreimbursed Trust Charge-Offs and Reallocated Principal Amounts) of the Class C Term Notes on the last day of the related Collection Period (or, if there is no prior Monthly Distribution Date, the outstanding principal balance on the 2005-A Term Notes Closing Date), (2) the Class C Term Note Interest Rate for such Monthly Distribution Date, and (3) the Actual/360 Day Count; and

(b) the excess of the Class C Term Notes Noteholders’ Interest with respect to the Class C Term Notes for the preceding Monthly Distribution Date over the amount that was actually deposited in the 2005-A Term Notes Distribution Account on the preceding Monthly Distribution Date for the payment of interest on the Class C Term Notes.

Class D Term Note Cash Accumulation Reserve Fund Initial Deposit: $4,667,418.

Class D Term Notes Interest Rate: The interest rate specified in Section 4.1.5 of the Officer’s Issuance Certificate.

Class D Term Notes Noteholders’ Interest: For any Monthly Distribution Date, the sum of:

(a) the product of (1) the outstanding principal balance (without reduction for unreimbursed Trust Charge-Offs and Reallocated Principal Amounts) of the Class D Term Notes on the last day of the related Collection Period (or, if there is no prior Monthly Distribution Date, the outstanding principal balance on the 2005-A Term Notes Closing Date), (2) the Class D Term Note Interest Rate for such Monthly Distribution Date, and (3) the Actual/360 Day Count; and

(b) the excess of the Class D Term Notes Noteholders’ Interest with respect to the Class D Term Notes for the preceding Monthly Distribution Date over the amount that was actually deposited in the 2005-A Term Notes Distribution Account on the preceding Monthly Distribution Date for the payment of interest on the Class D Term Notes.

3.	Specification for 2005-A Term Notes of Terms Defined in Appendix A to the Trust Sale and Servicing Agreement.

The following terms, when used in the Indenture, the Trust Sale and Servicing Agreement and/or other Basic Documents, with respect to the 2005-A Term Notes, shall have the meanings set forth below (and, if used in the Officer’s Issuance Certificate, shall be used with respect to the 2005-A Term Notes only, except where expressly indicated otherwise):

2005-A Term Note Stated Final Payment Date: The Monthly Distribution Date in June 2010.

2005-A Term Note Targeted Final Payment Date: The Monthly Distribution Date in June 2008.

Actual/360 Day Count: For the computation of accrued interest, means a fraction, the numerator of which is the actual number of days elapsed during the period from and including the preceding Monthly Distribution Date (or, if there is no prior Monthly Distribution Date, from and including the 2005-A Term Notes Closing Date), to but excluding the current Monthly Distribution Date, and the denominator of which is 360.

Cash Accumulation Event: Any of the events set forth as such in Section 6.3.2 of the Officer’s Issuance Certificate.

Cash Accumulation Period: A period described as such in Section 6.3.1 of the Officer’s Issuance Certificate.

Daily Remittance Period: Has the meaning set forth in Section 5.1.3 of the Officer’s Issuance Certificate.

Distribution Accounts: For the purpose of the Basic Documents, the 2005-A Term Notes Distribution Account.

Fully Funded Date: The day on which:

(a) for the 2005-A Class A Term Notes,

(1)	the sum of the amount on deposit in the 2005-A Class A Term Note Cash Accumulation Account and in the 2005-A Term Notes Distribution Principal Subaccount for the 2005-A Class A Term Notes for the payment of principal equals the outstanding principal balance of the 2005-A Class A Term Notes, or

(2)	the 2005-A Class A Term Notes have been paid in full.

(b) for the Class B Term Notes,

(1)	the sum of the amount on deposit in the Class B Term Note Cash Accumulation Account and in the 2005-A Term Notes Distribution Principal Subaccount for the Class B Term Notes for the payment of principal equals the outstanding principal balance of the Class B Term Notes, or

(2)	the Class B Term Notes have been paid in full.

(c) for the Class C Term Notes,

(1)	the sum of the amount on deposit in the Class C Term Note Cash Accumulation Account and in the 2005-A Term Notes Distribution Principal Subaccount for the Class C Term Notes for the payment of principal equals the outstanding principal balance of the Class C Term Notes, or

(2)	the Class C Term Notes have been paid in full.

(d) for the Class D Term Notes,

(1)	the sum of the amount on deposit in the Class D Term Note Cash Accumulation Account and in the 2005-A Term Notes Distribution Principal Subaccount for the Class D Term Notes for the payment of principal equals the outstanding principal balance of the Class D Term Notes, or

(2)	the Class D Term Notes have been paid in full.

Noteholders’ Interest: For any Monthly Distribution Date:

(a)	With respect to the 2005-A Class A Term Notes, the 2005-A Class A Term Notes Noteholders’ Interest.

(b)	With respect to the Class B Term Notes, the Class B Term Notes Noteholders’ Interest.

(c)	With respect to the Class C Term Notes, the Class C Term Notes Noteholders’ Interest.

(d)	With respect to the Class D Term Notes, the Class D Term Notes Noteholders’ Interest.

Payment Period: The period described as such in Section 6.1 of the Officer’s Issuance Certificate.

Rapid Amortization Event: Any of the events set forth as such in Section 6.2.2 of the Officer’s Issuance Certificate.

Rapid Amortization Payment Date: Each Monthly Distribution Date, commencing with the Monthly Distribution Date related to the first full calendar month following the commencement of the Rapid Amortization Period and continuing until the earlier of the date that the 2005-A Term Notes are paid in full or the Trust Termination Date.

Rapid Amortization Period: The period described as such in Section 6.2.1 of the Officer’s Issuance Certificate.

Remaining Interest Amount: The amount described as such in Section 4.2 of the Officer’s Issuance Certificate.

Required Payment Period Length: With respect to the Payment Period, the period of time described in Section 6.1.1 of the Officer’s Issuance Certificate.

Series Shortfall: The amounts designated as such in Section 4.2 of the Officer’s Issuance Certificate.

Term Note Distribution Account: The 2005-A Term Notes Distribution Account.

EXHIBIT A-1

[FORM OF 2005-A CLASS A TERM NOTE]

REGISTERED	[$ ]

No. R-

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. [                    ]

Unless this 2005-A Class A Term Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS 2005-A CLASS A TERM NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

CLASS A FLOATING RATE ASSET BACKED TERM NOTE, SERIES 2005-A

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum of [                                         ($                    )] at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this 2005-A Class A Term Note); provided that the entire outstanding principal amount of this 2005-A Class A Term Note shall be due and payable on the Monthly Distribution Date (as defined on the reverse side of this 2005-A Class A Term Note) in June 2010 (the “Stated Final Payment Date”). The Issuer shall pay interest on this 2005-A Class A Term Note on the dates, in the amounts and in the manner set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts.

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Reference is made to the further provisions of this 2005-A Class A Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this 2005-A Class A Term Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this 2005-A Class A Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: June 23, 2005

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

	By:	/s/ John J. Cashin
	Name:	John J. Cashin
	Title:	Vice President

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 23, 2005

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jonathan Farber
Name:	Jonathan Farber
Title:	Assistant Vice President

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Floating Rate Asset Backed Term Notes, Series 2005-A (herein called the “2005-A Class A Term Note”), all issued under an Indenture, dated as of June 23, 2005 (such Indenture, as supplemented or amended, including all Officer’s Issuance Certificates (as defined therein), is herein called the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The 2005-A Class A Term Notes are one of the classes of a duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such classes and series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this 2005-A Class A Term Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Equally and Ratably Secured. The Class A Term Notes, including the 2005-A Class A Term Notes, and the Revolving Notes issued pursuant to the Indenture, except as otherwise provided under the Basic Documents, are and shall be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

No Recourse against Persons in Individual Capacity. Each Noteholder or Note Owner, by acceptance of a 2005-A Class A Term Note or, in the case of a Note Owner, a beneficial interest in a 2005-A Class A Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

No Petition Covenant. Each Noteholder or Note Owner, by acceptance of a 2005-A Class A Term Note or, in the case of a Note Owner, a beneficial interest in a 2005-A Class A Term Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or

A-1-3

appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

Tax Characterization. Each Noteholder, by acceptance of a 2005-A Class A Term Note or, in the case of a Note Owner, a beneficial interest in a 2005-A Class A Term Note, unless otherwise required by appropriate taxing authorities, agrees to treat the 2005-A Class A Term Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

ERISA. By acquiring a 2005-A Class A Term Note (or an interest herein), each Noteholder and Note Owner will be deemed to represent and warrant that either (a) it is not acquiring a 2005-A Class A Term Note with the plan assets of an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or an entity whose underlying assets include plan assets by reason of an employee benefit plan’s or a plan’s investment in such entity; or (b) the acquisition, disposition and holding of a 2005-A Class A Term Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

Amendments to Indenture. The Indenture permits, with certain exceptions as herein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 2005-A Class A Term Note (or anyone of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this 2005-A Class A Term Note and of any 2005-A Class A Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this 2005-A Class A Term Note. The Indenture also permits the Indenture Trustee to amend certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

Miscellaneous. The term “Issuer” as used in this 2005-A Class A Term Note includes any successor to the Issuer under the Indenture.

The term “Monthly Distribution Date” means the fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, commencing on August 15, 2005.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The 2005-A Class A Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This 2005-A Class A Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Noteholder, by the acceptance of a 2005-A Class A Term Note or, in the case of a Note Owner, a beneficial interest in the 2005-A Class A Term Note, agrees, that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder or Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this 2005-A Class A Term Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	Signature Guaranteed:	[1]

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-2

[FORM OF CLASS B TERM NOTE]

REGISTERED	[$ ]

No. R-

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. [                    ]

Unless this Class B Term Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS CLASS B TERM NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

CLASS B FLOATING RATE ASSET BACKED TERM NOTE, SERIES 2005-A

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum of [                                         ($                    )] at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Class B Term Note); provided that the entire outstanding principal amount of this Class B Term Note shall be due and payable on the Monthly Distribution Date (as defined on the reverse side of this Class B Term Note) in June 2010 (the “Stated Final Payment Date”). The Issuer shall pay interest on this Class B Term Note on the dates, in the amounts and in the manner set forth in the Indenture.

The principal of and interest on this Class B Term Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts.

A-2-1

Reference is made to the further provisions of this Class B Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: June 23, 2005

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

	By:	/s/ John J. Cashin
	Name:	John J. Cashin
	Title:	Vice President

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 23, 2005

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jonathan Farber
Name:	Jonathan Farber
Title:	Assistant Vice President

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B Floating Rate Asset Backed Term Notes, Series 2005-A (herein called the “Class B Term Note”), all issued under an Indenture, dated as of June 23, 2005 (such Indenture, as supplemented or amended, including all Officer’s Issuance Certificates (as defined therein), is herein called the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class B Term Notes are one of the classes of a duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such classes and series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Class B Term Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class B Term Notes are subordinate to the Class A Term Notes and the Revolving Notes issued pursuant to the Indenture to the extent provided in the Basic Documents. The Class B Term Notes shall be secured by the Collateral pledged as security therefor as provided in the Indenture.

No Recourse against Persons in Individual Capacity. Each Noteholder or Note Owner, by acceptance of a Class B Term Note or, in the case of a Note Owner, a beneficial interest in a Class B Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

No Petition Covenant. Each Noteholder or Note Owner, by acceptance of a Class B Term Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

A-2-3

Tax Characterization. Each Noteholder, by acceptance of a Class B Term Note or, in the case of a Note Owner, a beneficial interest in a Class B Term Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Class B Term Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

ERISA. By acquiring a Class B Term Note (or an interest herein), each Noteholder and Note Owner will be deemed to represent and warrant that either (a) it is not acquiring a Class B Term Note with the plan assets of an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or an entity whose underlying assets include plan assets by reason of an employee benefit plan’s or a plan’s investment in such entity; or (b) the acquisition, disposition and holding of a Class B Term Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

Amendments to Indenture. The Indenture permits, with certain exceptions as herein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Term Note (or anyone of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Term Note and of any Class B Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Term Note. The Indenture also permits the Indenture Trustee to amend certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

Miscellaneous. The term “Issuer” as used in this Class B Term Note includes any successor to the Issuer under the Indenture.

The term “Monthly Distribution Date” means the fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, commencing on August 15, 2005.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

A-2-4

The Class B Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Noteholder, by the acceptance of a Class B Term Note or, in the case of a Note Owner, a beneficial interest in the Class B Term Note, agrees, that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder or Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Term Note.

A-2-5

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	Signature Guaranteed:	[1]

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-6

EXHIBIT A-3

[FORM OF CLASS C TERM NOTE]

REGISTERED	[$ ]

No. R-

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. [                    ]

Unless this Class C Term Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS CLASS C TERM NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

CLASS C FLOATING RATE ASSET BACKED TERM NOTE, SERIES 2005-A

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum of [                    ($                     )] at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Class C Term Note); provided that the entire outstanding principal amount of this Class C Term Note shall be due and payable on the Monthly Distribution Date (as defined on the reverse side of this Class C Term Note) in June 2010 (the “Stated Final Payment Date”). The Issuer shall pay interest on this Class C Term Note on the dates, in the amounts and in the manner set forth in the Indenture.

The principal of and interest on this Class C Term Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts.

A-3-1

Reference is made to the further provisions of this Class C Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Term Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class C Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: June 23, 2005

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

	By:	/s/ John J. Cashin
	Name:	John J. Cashin
	Title:	Vice President

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 23, 2005

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jonathan Farber
Name:	Jonathan Farber
Title:	Assistant Vice President

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C Floating Rate Asset Backed Term Notes, Series 2005-A (herein called the “Class C Term Note”), all issued under an Indenture, dated as of June 23, 2005 (such Indenture, as supplemented or amended, including all Officer’s Issuance Certificates (as defined therein), is herein called the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class C Term Notes are one of the classes of a duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such classes and series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Class C Term Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class C Term Notes are subordinate to the Class A Term Notes, the Revolving Notes and the Class B Term Notes issued pursuant to the Indenture to the extent provided in the Basic Documents. The Class C Term Notes shall be secured by the Collateral pledged as security therefor as provided in the Indenture.

No Recourse against Persons in Individual Capacity. Each Noteholder or Note Owner, by acceptance of a Class C Term Note or, in the case of a Note Owner, a beneficial interest in a Class C Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

No Petition Covenant. Each Noteholder or Note Owner, by acceptance of a Class C Term Note or, in the case of a Note Owner, a beneficial interest in a Class C Term Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

A-3-3

Tax Characterization. Each Noteholder, by acceptance of a Class C Term Note or, in the case of a Note Owner, a beneficial interest in a Class C Term Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Class C Term Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

ERISA. By acquiring a Class C Term Note (or an interest herein), each Noteholder and Note Owner will be deemed to represent and warrant that either (a) it is not acquiring a Class C Term Note with the plan assets of an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or an entity whose underlying assets include plan assets by reason of an employee benefit plan’s or a plan’s investment in such entity; or (b) the acquisition, disposition and holding of a Class C Term Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

Amendments to Indenture. The Indenture permits, with certain exceptions as herein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Term Note (or anyone of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Term Note and of any Class C Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Term Note. The Indenture also permits the Indenture Trustee to amend certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

Miscellaneous. The term “Issuer” as used in this Class C Term Note includes any successor to the Issuer under the Indenture.

The term “Monthly Distribution Date” means the fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, commencing on August 15, 2005.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class C Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class C Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class C Term Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Noteholder, by the acceptance of a Class C Term Note or, in the case of a Note Owner, a beneficial interest in the Class C Term Note, agrees, that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder or Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Term Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	Signature Guaranteed:	[1]

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-4

[FORM OF CLASS D TERM NOTE]

REGISTERED	[$ ]

No. R-

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CLASS D TERM NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OF AMERICA OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CLASS D TERM NOTE (OR INTEREST THEREIN) THE HOLDER (OR OWNER) OF THIS CLASS D TERM NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO WHOLESALE AUTO RECEIVABLES CORPORATION OR ITS ASSIGNEE OR SUCCESSOR (THE “SELLER”) AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CLASS D TERM NOTE (OR INTEREST THEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS D TERM NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER, (ii) SO LONG AS THIS CLASS D TERM NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE

A-4-1

SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND (B) THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE SERVICER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $750,000 (OR SUCH OTHER AMOUNT AS THE SELLER MAY DETERMINE IN ORDER TO PREVENT THE TRUST FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), BUT IN NO EVENT LESS THAN $500,000) AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN SUCH AMOUNT FOR EACH SUCH THIRD PARTY. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTION WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CLASS D TERM NOTES FOR ALL PURPOSES. THE TRUST WILL WITHHOLD U.S. INCOME TAX AT A RATE OF 35% ON INTEREST INCOME ALLOCABLE TO A NOTEHOLDER WHO IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE AS IF SUCH INTEREST INCOME IS INCOME EFFECTIVELY CONNECTED WITH A TRADE OR BUSINESS IN THE UNITED STATES.

THIS CLASS D TERM NOTE (OR AN INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHETHER OR NOT IT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” AND FOR WHICH THE PURCHASE AND HOLDING OF THE CLASS D TERM NOTE IS EXEMPT UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. BY ACCEPTING AND HOLDING THIS CLASS D TERM NOTE (OR AN INTEREST HEREIN), THE HOLDER HEREOF AND ANY RELATED NOTE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT AND IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OF A BENEFIT PLAN AND,

IF REQUESTED TO DO SO BY THE SELLER, SUCH PERSON SHALL EXECUTE AND DELIVER TO THE INDENTURE TRUSTEE AN UNDERTAKING LETTER TO SUCH EFFECT IN THE FORM SPECIFIED IN THE TRUST AGREEMENT.

IF THERE IS MORE THAN ONE OWNER OF THE CLASS D TERM NOTES, EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTING THIS CLASS D TERM NOTE (OR INTEREST THEREIN), UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CLASS D NOTE AS INDEBTEDNESS SECURED BY THE COLLATERAL FOR PURPOSES OF FEDERAL INCOME, STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

THE PRINCIPAL OF THIS CLASS D TERM NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS CLASS D TERM NOTE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING-UP OR LIQUIDATION OF THE AFFAIRS OF THE SELLER.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

CLASS D FLOATING RATE ASSET BACKED TERM NOTE, SERIES 2005-A

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [                    ], or registered assigns (the “Noteholder”), the principal sum of [                            ($                     )] at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Class D Term Note); provided that the entire outstanding principal amount of this Class D Term Note shall be due and payable on the Monthly Distribution Date (as defined on the reverse side of this Class D Term Note) in June 2010 (the “Stated Final Payment Date”). The Issuer shall pay interest on this Class D Term Note on the dates, in the amounts and in the manner set forth in the Indenture.

The principal of and interest on this Class D Term Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class D Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Term Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class D Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: June 23, 2005

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

	By:	/s/ John J. Cashin
	Name:	John J. Cashin
	Title:	Vice President

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 23, 2005

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jonathan Farber
Name:	Jonathan Farber
Title:	Assistant Vice President

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D Floating Rate Asset Backed Term Notes, Series 2005-A (herein called the “Class D Term Note”), all issued under an Indenture, dated as of June 23, 2005 (such Indenture, as supplemented or amended, including all Officer’s Issuance Certificates (as defined therein), is herein called the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class D Term Notes are one of the classes of a duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such classes and series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Class D Term Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Class D Term Notes are subordinate to the Class A Term Notes, the Revolving Notes, the Class B Term Notes and the Class C Term Notes issued pursuant to the Indenture to the extent provided in the Basic Documents. The Class D Term Notes shall be secured by the Collateral pledged as security therefor as provided in the Indenture.

No Recourse against Persons in Individual Capacity. Each Noteholder or Note Owner, by acceptance of a Class D Term Note or, in the case of a Note Owner, a beneficial interest in a Class D Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Amendments to Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the

Holder of this Class D Term Note (or anyone of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Term Note and of any Class D Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Term Note. The Indenture also permits the Indenture Trustee to amend certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

Miscellaneous. The term “Issuer” as used in this Class D Term Note includes any successor to the Issuer under the Indenture.

The term “Monthly Distribution Date” means the fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, commencing on August 15, 2005.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class D Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class D Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class D Term Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. Each Noteholder, by the acceptance of a Class D Term Note or, in the case of a Note Owner, a beneficial interest in the Class D Term Note, agrees, that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder or Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Term Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	Signature Guaranteed:	[1]

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

[FORM OF DEPOSITORY AGREEMENT]

B-1